                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT, dated as of May 7, 2004 (this "Agreement"), is made by and among Sonus Pharmaceuticals, Inc., a Delaware corporation, with headquarters located at 22026 20th Avenue S.E., Bothell, Washington 98021 (the "Company"), and the investors named on the signature pages hereto (the "Initial Investors").

                                    RECITALS:

      A. In connection with the Securities Purchase Agreement dated May 7, 2004 between the Initial Investors and the Company (the "Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Initial Investors 2,900,000 shares of the Company's Common Stock (the "Common Shares").

      B. In order to induce the Initial Investors to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws with respect to the Common Shares.

      In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investors hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Capitalized terms used and not otherwise defined herein have the respective meanings given them set forth in the Purchase Agreement. In addition, as used in this Agreement, the following terms have the following meanings:

      1.1 "Closing Date" means the date on which the purchase of the Common Shares is consummated pursuant to the Purchase Agreement.

      1.2 "Common Shares" means the shares of Common Stock sold pursuant to the Purchase Agreement.

      1.3 "Investors" means the Initial Investors and any of their transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

      1.4 "Registrable Common Shares" means the Common Shares, and any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Common Shares (including shares issued pursuant to Section 2.2 hereof).

      1.5 "Registration Period" means the period between the date of this Agreement and the earlier of (i) the date on which (x) all of the Registrable Common Shares have been sold by the Investors pursuant to the Registration Statement and (y) are freely tradable under the Securities Act

(except that this clause (y) shall not apply with respect to Shares sold to affiliates) and no further Registrable Common Shares may be issued in the future, or (ii) the date on which all the Registrable Common Shares may be immediately sold by the Investors without registration and without restriction as to the number of Registrable Common Shares to be sold, pursuant to Rule 144 or otherwise.

      1.6 "Registration Statement" means a Registration Statement of the Company filed under the Securities Act.

      1.7 The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

      1.8 "Rule 415" means Rule 415 under the Securities Act , or any successor Rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.

      1.9 "Common Shares" means the Common Shares sold pursuant to the Purchase Agreement.

                                   ARTICLE II
                                  REGISTRATION

      2.1 Mandatory Registration. The Company will file with the SEC a Registration Statement on Form S-3 registering all of the Registrable Common Shares for resale within 20 days after the Closing Date under the Purchase Agreement. If Form S-3 is not available at that time, then the Company will file a Registration Statement on such form as is then available to effect a registration of all of the Registrable Common Shares, subject to the consent of the Investors, which consent will not be unreasonably withheld. The Company shall not permit any securities other than the Registrable Common Shares purchased by the Investors to be included in the Registration Statement.

      2.2 Effectiveness of the Registration Statement. The Company will use its best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after filing, and in any event no later than the 90th day after the Closing Date (the "Required Effective Date"). The Company's best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the SEC. If the Company receives notification from the SEC that the Registration Statement will receive no further action or review from the SEC, then the Company will cause the Registration Statement to become effective within five business days after such SEC notification. Once the Registration Statement is declared effective by the SEC, the Company will cause the Registration Statement to remain effective throughout the Registration Period, except as permitted under Section 3. On the date of each monthly anniversary of the date on which any breach of Section 2.1 above or this Section 2.2 first occurs (including failure to file a Registration Statement or to cause a Registration Statement to be declared effective within the time periods set forth herein) until the applicable default is cured (each a "Payment Date"), the Company shall pay to each Investor as damages 1.5% of the purchase price paid by such Investor pursuant to the Purchase Agreement per month, pro-rated for any period less than 30 days. Such payment shall be the sole remedy to the Investors for the Company's default of this Section 2.2 and shall be made in shares of Common Stock, valued at the average closing sale prices of the Company's Common Stock during five (5) trading days ending on the day prior to the Payment Date, provided, that the total number of shares of the Company's Common Stock payable pursuant to this Section 2.2 to any Investor shall not exceed the lower of (i) the aggregate number of shares purchased pursuant to the Purchase Agreement by such Investor and (ii) the number of shares, less one share, which, if issued, would have, at the time of the Closing Date or the Payment Date, required shareholder approval of such issuance pursuant to Section 4350(i)(1)(D) of the Nasdaq Marketplace Rules. In the event the number of shares of the Company's Common Stock issuable under this Section 2.2 is restricted by the limitations in the previous sentence, the balance of the damages payable by the Company pursuant to this Section 2.2 shall be paid in cash on the applicable Payment Date in accordance with payment instructions provided by each Investor.

      2.3   Piggyback Registrations.

            (a) If, at any time prior to the expiration of the Registration Period, the Registration Statement contemplated in Section 2.1 above is not declared effective with respect to all of the Registrable Common Shares and the Company decides to register any of its securities for its own account or for the account of others, then the Company will promptly give the Investors written notice thereof and will use its best efforts to include in such registration all or any part of the Registrable Common Shares requested by such Investors to be included therein (excluding any Registrable Common Shares previously included in a Registration Statement which has been declared effective and has not been withdrawn). This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans. Each Investor must give its request for registration under this paragraph to the Company in writing within 15 days after receipt from the Company of notice of such pending registration. If the registration for which the Company gives notice is a public offering involving an underwriting, the Company will so advise the Investors as part of the above-described written notice. In that event, if the managing underwriter(s) of the public offering impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then the Company will be obligated to include only such limited portion, if any, of the Registrable Common Shares with respect to which such Investors have requested inclusion hereunder. Any exclusion of Registrable Common Shares will be made pro rata among all holders of the Company's securities seeking to include shares of Common Stock in proportion to the number of shares of Common Stock sought to be included by those holders. However, the Company will not exclude any Registrable Common Shares unless the Company has first excluded all outstanding securities the holders of which are not entitled by right to inclusion of such securities in such Registration Statement or are not entitled pro rata inclusion with the Registrable Common Shares. No registration rights that limit or subordinate the rights of the Investors to register the Registrable Common Shares will be granted by the Company until one or more registration statements covering all of the Registrable Common Shares have become effective.

            (b) No right to registration of Registrable Common Shares under this Section 2.3 limits in any way the registration required under Section 2.1 above. The obligations of the Company under this Section 2.3 expire upon the earlier of (i) the effectiveness of the Registration Statement filed pursuant to
Section 2.1 above, (ii) after the Company has afforded the opportunity for the Investors to exercise registration rights under this Section 2.3 for two registrations (provided, however, that any Investor that has had any Registrable Common Shares excluded from any

Registration Statement in accordance with this Section 2.3 may include in any additional Registration Statement filed by the Company the Registrable Common Shares so excluded) or (iii) when all of the Registrable Common Shares held by any Investor may be sold by such Investor under Rule 144 without being subject to any volume restrictions.

      2.4 Eligibility to use Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the sale by the Investors of the Registrable Common Shares. The Company will file all reports required to be filed by the Company with the SEC in a timely manner so as to preserve its eligibility for the use of Form S-3.

                                  ARTICLE III
                      ADDITIONAL OBLIGATIONS OF THE COMPANY

      3.1 Continued Effectiveness of Registration Statement. Subject to the limitations set forth in Section 3.6, the Company will keep the Registration Statement covering the Registrable Common Shares effective under Rule 415 at all times during the Registration Period. In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Common Shares issued, the Company will (if permitted) amend the Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Common Shares. The Company will file such amendment or new Registration Statement as soon as practicable, but in no event later than 30 business days after the necessity therefor arises (based upon the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company will use its best efforts to cause such amendment or new Registration Statement to become effective as soon as is practicable after the filing thereof, but in no event later than 90 days after the date on which the Company reasonably first determines the need therefor.

      3.2 Accuracy of Registration Statement. Any Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Common Shares will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period, and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Common Shares of the Company covered by the Registration Statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Common Shares have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

      3.3 Furnishing Documentation. The Company will furnish to each Investor whose Registrable Common Shares are included in a Registration Statement, or to its legal counsel, (a) promptly after such document is filed with the SEC, one copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus and final prospectus and each amendment or supplement thereto provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall (i) furnish to a single firm of legal counsel, designated by the Investors who hold a majority of the Registrable Common Shares being sold pursuant to a Registration Statement ("Investors' Counsel"), copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of such Investors' Counsel, and (ii) at the request of Investors' Counsel cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of Investors' Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which Investors' Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof; and (b) a number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Common Shares owned by the Investor. The Company will promptly notify by facsimile or email each Investor whose Registrable Common Shares are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment. In the event of an objection by Investors' Counsel pursuant to this Section 3.3, the period of time during which the Company must file a Registration Statement pursuant to Article II shall be tolled until such objection is resolved, provided that such toll period shall not exceed three (3) business days.

      3.4 Additional Obligations. The Company will use its best efforts to (a) register and qualify the Registrable Common Shares covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor who holds (or has the right to hold) Registrable Common Shares being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Common Shares for sale in such jurisdictions. Notwithstanding the foregoing, the Company is not required, in connection with such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3.4, (ii) subject itself to general taxation in any such jurisdiction,
(iii) file a general consent to service of process in any such jurisdiction,
(iv) provide any undertakings that cause material expense or material burden to the Company, or (v) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

      3.5 Underwritten Offerings. If the Investors who hold a majority in interest of the Registrable Common Shares being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under this Agreement select underwriters reasonably acceptable to the Company for such offering, the Company will enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering.

      3.6   Suspension of Registration.

            (a) The Company will notify (by telephone and also by facsimile and reputable overnight courier) each Investor who holds Registrable Common Shares being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will make such notification as promptly as practicable (but in no event more than two business days) after the Company becomes aware of the event, will promptly (but in no event more than ten business days) prepare and file a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

            (b) Notwithstanding the obligations under Section 3.6(a), if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its stockholders for resales of Registrable Common Shares to be made pursuant to the Registration Statement due to the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the Registration Statement, but which disclosure would be premature or otherwise inadvisable at such time or would reasonably be expected to have a material adverse effect upon the Company and its stockholders, the Company will have the right to suspend the use of the Registration Statement for a period of not more than forty-five days consecutively or in the aggregate in any twelve-month period. If the Company suspends the Registration Statement for a period exceeding that prescribed above, than the Company shall pay to each Investor as damages 1.5% of the purchase price paid by such Investor pursuant to the Purchase Agreement for Common Shares still held by such Investor, per month, pro-rated for any period less than 30 days, until such suspension has been cured. Such payment shall be the sole remedy to the Investors for the Company's default of this Section 3.6(b).

            (c) Subject to the Company's rights under this Section 3, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order at the earliest possible time and to notify each Investor that holds Registrable Common Shares being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

            (d) Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, if the use of the Registration Statement is suspended by the Company, the Company will promptly (but in no event more than two business days) give notice of the suspension to all Investors whose securities are covered by the Registration Statement, and will promptly (but in no event more than two business days) notify each such Investor as soon as the use of the Registration Statement may be resumed. Notwithstanding anything to the contrary contained herein or in the Purchase Agreement, the Company will cause the Transfer Agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Common Shares with respect to which such Investor has entered into a contract for sale prior to receipt of notice of such suspension and for which such Investor has not yet settled, unless otherwise prohibited by law.

      3.7 Review by the Investors. In accordance with Section 3.3 above, the sections of any such Registration Statement including information with respect to the Investors, the Investors' beneficial ownership of securities of the Company or the Investors' intended method of disposition of Registrable Common Shares must conform to the information provided to the Company by each of the Investors or Investors Counsel.

      3.8 Comfort Letter; Legal Opinion. At the request of the Investors who hold a majority in interest of the Registrable Common Shares being sold pursuant to a Registration Statement, and on the date that Registrable Common Shares are delivered to an underwriter for sale in connection with the Registration Statement, the Company will furnish to the Investors and the underwriters (i) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of the Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Investors.

      3.9   Due Diligence; Confidentiality.

            (a) The Company will make available for inspection by any Investor whose Registrable Common Shares are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Investor or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility. The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

            (b) Each Inspector will hold in confidence, and will not make any disclosure (except to an Investor) of, any Records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the Records or other information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party without restriction. The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the substance of this Section 3.9(b). Each Investor will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Investor's ability to sell

Registrable Common Shares in a manner that is otherwise consistent with applicable laws and regulations.

            (c) The Company will hold in confidence, and will not make any disclosure of, information concerning an Investor provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party without restriction or (vi) such Investor consents to the form and content of any such disclosure. If the Company learns that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will give prompt notice to such Investor prior to making such disclosure and allow such Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

      3.10 Listing. The Company will (i) cause all of the Registrable Common Shares covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Common Shares is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Common Shares covered by each Registration Statement on Nasdaq.

      3.11 Transfer Agent; Registrar. The Company will provide a transfer agent and registrar, which may be a single entity, for the Registrable Common Shares not later than the effective date of the Registration Statement.

      3.12 Share Certificates. The Company will cooperate with the Investors who hold Registrable Common Shares being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Common Shares to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Investors or the managing underwriter(s), if any, may reasonably request, all in accordance with Article V of the Purchase Agreement.

      3.13 Plan of Distribution. At the request of the Investors holding a majority in interest of the Registrable Common Shares registered pursuant to a Registration Statement, the Company will promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

      3.14 Securities Laws Compliance. The Company will comply with all applicable laws related to any Registration Statement relating to the offer and sale of Registrable Securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the SEC).

      3.15 Further Assurances. The Company will take all other reasonable actions as any Investor or the underwriters, if any, may reasonably request to expedite and facilitate disposition by such Investor of the Registrable Common Shares pursuant to the Registration Statement.

                                   ARTICLE IV
                          OBLIGATIONS OF THE INVESTORS

      4.1 Investor Information. As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Common Shares of each Investor, such Investor will furnish to the Company such information regarding itself, the Registrable Common Shares held by it and the intended method of disposition of the Registrable Common Shares held by it as is required by the SEC to effect the registration of the Registrable Common Shares. At least five business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Investor of the information the Company requires from that Investor if the Investor elects to have any of its Registrable Common Shares included in the Registration Statement other than information contained in the Investor Questionnaire attached hereto as Annex A, which shall be completed and delivered to the Company no later than five (5) days after the Closing Date. If, within two business days prior to the filing date, the Company has not received the requested information from an Investor, then the Company may file the Registration Statement without including Registrable Common Shares of that Investor.

      4.2 Further Assurances. Each Investor will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Common Shares from the Registration Statement.

      4.3 Suspension of Sales. Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.6, each Investor will immediately discontinue disposition of Registrable Common Shares pursuant to the Registration Statement covering such Registrable Common Shares until it receives copies of the supplemented or amended prospectus contemplated by
Section 3.6. If so directed by the Company, each Investor will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor's possession (other than a limited number of file copies) of the prospectus covering such Registrable Common Shares that is current at the time of receipt of such notice.

      4.4   Underwritten Offerings.

            (a) If Investors holding a majority in interest of the Registrable Common Shares being registered (with the approval of the Initial Investors) determine to engage the services of an underwriter, each Investor will enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Common Shares, unless such Investor has notified the Company in writing of such Investor's election to exclude all of its Registrable Common Shares from such Registration Statement.

            (b) Without limiting any Investor's rights under Section 2.1 hereof, no Investor may participate in any underwritten distribution hereunder unless such Investor (a) agrees to sell such Investor's Registrable Common Shares on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Common Shares.

                                   ARTICLE V
                            EXPENSES OF REGISTRATION

      The Company will bear all reasonable expenses, other than underwriting discounts and commissions, and transfer taxes, if any, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one firm of legal counsel selected by the Initial Investors pursuant to Section 3.7 hereof.

                                   ARTICLE VI
                                 INDEMNIFICATION

      In the event that any Registrable Common Shares are included in a Registration Statement under this Agreement:

      6.1 To the extent permitted by law, the Company will indemnify, defend and hold harmless each Investor that holds such Registrable Common Shares, and agents, employees, attorneys, accountants, underwriters (as defined in the Securities Act) for such Investors and any directors or officers of such Investor or such underwriter and any person who controls such Investor or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "Investor Indemnified Person") against any losses, claims, damages, expenses or liabilities (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "Claims") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus or any preliminary prospectus (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation by the Company of the Securities

Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses (a) through (c) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6.4 with respect to the number of legal counsel, the Company will reimburse the Investors and each such attorney, accountant, underwriter or controlling person and each such other Investor Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1 (i) does not apply to a Claim by an Investor Indemnified Person arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by such Investor Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus or supplement thereto was timely made available by the Company pursuant to Section 3.3 hereof; and (ii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Persons and will survive the transfer of the Registrable Common Shares by the Investors under Article IX of this Agreement.

      6.2 In connection with any Registration Statement in which an Investor is participating, each such Investor will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (each a "Company Indemnified Person") against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in such Registration Statement. Subject to the restrictions set forth in Section 6.4 with respect to the number of legal counsel, such Investor will promptly reimburse each Company Indemnified Person for any legal or other expenses (promptly as such expenses are incurred and due and payable) reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent will not be unreasonably withheld, and no Investor will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Investor as a result of the sale of Registrable Common Shares pursuant to such Registration Statement. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of a Company Indemnified Party and will survive the transfer of the Registrable Common Shares by the Investors under Article IX of this Agreement.

      6.3 If any proceeding shall be brought or asserted against any person entitled to indemnity under Sections 6.1 or 6.2 hereof (an "Indemnified Party"), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

      6.4 An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or
(iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party; provided, however, that in no event shall the Indemnifying Party be responsible for the fees and expenses of more than one separate counsel). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on Claims that are the subject matter of such proceeding.

      6.5 Subject to the foregoing, all reasonable fees and expenses of the Indemnified Party (including fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                                  ARTICLE VII
                                  CONTRIBUTION

      To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law. However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI (without giving effect to any prohibition or limitation or indemnification under applicable law), (b) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act ) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Common Shares will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Common Shares.

                                  ARTICLE VIII
                             EXCHANGE ACT REPORTING

      In order to make available to the Investors the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company will:

            (a) File with the SEC in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein limits the Company's obligations under Section 4.3 of the Purchase Agreement) and file and make available of such reports and other documents as required for the applicable provisions of Rule 144; and

            (b) Furnish to each Investor, so long as such Investor holds Registrable Common Shares, promptly upon the Investor's request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the SEC and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX
                        ASSIGNMENT OF REGISTRATION RIGHTS

      The rights of the Initial Investors hereunder, including the right to have the Company register Registrable Common Shares pursuant to this Agreement, may be assigned by the Initial Investors to transferees or assignees of all or any portion of the Registrable Common Shares, but only if (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) after such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreement, and (f) the transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D.

                                   ARTICLE X
                        AMENDMENT OF REGISTRATION RIGHTS

      This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Investors who then hold a majority interest of the Registrable Common Shares. Any amendment or waiver effected in accordance with this Article X is binding upon each Investor and the Company.

                                   ARTICLE XI
                                  MISCELLANEOUS

      11.1 Conflicting Instructions. A person or entity is deemed to be a holder of Registrable Common Shares whenever such person or entity owns of record such Registrable Common Shares. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Common Shares, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Common Shares.

      11.2 Notices. Any notices required or permitted to be given under the terms of this Agreement will be given as set forth in the Purchase Agreement.

      11.3 Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, does not operate as a waiver thereof.

      11.4 Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal and state courts located in the State of Delaware with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT THAT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY.

      11.5 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

      11.6 Entire Agreement. This Agreement and the Purchase Agreement (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

      11.7 Successors and Assigns. Subject to the requirements of Article IX hereof, this Agreement inures to the benefit of and is binding upon the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including, without limitation, Article

IX, the rights of an Investor hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Common Shares in connection with an Investor's margin or brokerage accounts.

      11.8 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

      11.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which is deemed an original but all of which constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

      11.10 Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      11.11 Consents. Unless otherwise provided in this Agreement, all consents and other determinations to be made by the Investors pursuant to this Agreement will be made by the Investors holding a majority in interest of the Registrable Common Shares.

      11.12 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Registration Rights Agreement to be duly executed as of the date first above written.

                                         COMPANY:

                                         SONUS PHARMACEUTICALS, INC.

                                         By: /s/  Michael A. Martino
                                             -----------------------------------
                                         Name: Michael A. Martino
                                         Title: President & CEO

                            OMNIBUS SIGNATURE PAGE TO
                           SONUS PHARMACEUTICALS, INC.
                          REGISTRATION RIGHTS AGREEMENT

      The undersigned hereby executes and delivers the Registration Rights Agreement to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.

                                      Entity Name: _____________________________

                                      Sign Name:   _____________________________

                                      Print Name:  _____________________________

                                      Title:       _____________________________

                                      Address:     _____________________________

                                                   _____________________________

                                                   _____________________________

                                      Telephone:   _____________________________

                                      Facsimile:   _____________________________

                                     ANNEX A

                           SONUS PHARMACEUTICALS, INC.

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

      The undersigned beneficial owner of common stock, $.____ par value per share (the "Common Stock"), of _________________-- (the "Company"), (the "Registrable Securities") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of April ___, 2004 (the "Registration Rights Agreement"), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

                                     NOTICE

      The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.    NAME.

      (a)   Full Legal Name of Selling Securityholder

            ____________________________________________________________________

      (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

            ____________________________________________________________________

      (c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

            ____________________________________________________________________

2.    ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Telephone: _____________________________________________________________________
Fax: ___________________________________________________________________________
Contact Person: ________________________________________________________________

3.    BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

      (a)   Type and Amount of Registrable Securities beneficially owned:

            ____________________________________________________________________
            ____________________________________________________________________
            ____________________________________________________________________

4.    BROKER-DEALER STATUS:

      (a)   Are you a broker-dealer?

                               Yes [ ]     No [ ]

      Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

      (b)   Are you an affiliate of a broker-dealer?

                               Yes [ ]     No [ ]

      (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                               Yes [ ]     No [ ]

      Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

      Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

      (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

            ____________________________________________________________________
            ____________________________________________________________________

6.    RELATIONSHIPS WITH THE COMPANY:

      Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:

      __________________________________________________________________________
      __________________________________________________________________________

      The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

      By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

      IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________________       Beneficial Owner: ________________________

                                      By: ______________________________________
                                          Name:
                                          Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO: